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                   Strategic Partners Asset Allocation Funds
                      Strategic Partners Opportunity Funds
                    Strategic Partners Style Specific Funds
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                        Supplement dated March 25, 2002

                                 LIMITED OFFER

The following information amends the section of each Strategic Partners Fund's Prospectus entitled 'How to Buy, Sell and Exchange Shares of the Fund(s)--Waiving Class C's Initial Sales Charge' and amends the section of each such Fund's Statement of Additional Information (SAI) entitled 'Purchase, Redemption and Pricing of Fund Shares--Waiver of Initial Sales Charge--Class C Shares:'

   Beginning March 25, 2002, investors may purchase Class C shares of Funds within the Strategic Partners mutual fund family (the Strategic Partners Funds) without paying the initial sales charge. Consequently, you may purchase Class C shares of the Strategic Partners Funds at their next calculated net asset value. This Limited Offer is subject to the following conditions and limitations:

   This Limited Offer is expected to continue until April 23,2002. However, the Limited Offer period may be shortened or extended at the Funds' discretion. The Limited Offer is open to all investors, except as noted below, but the total amount of Class C shares available to investors under the Limited Offer is subject to allocation limits that are based on the type of selling organization through which the investor purchases shares of the Strategic Partners Funds. Investors should consult their financial professional for additional information.

   This Limited Offer is not available to investors with accounts maintained, administered or otherwise sponsored by Prudential Retirement Services, wrap accounts, and PruChoice accounts. In addition, the Limited Offer does not apply to Class C shares of a Strategic Partners Fund that are acquired through an exchange from any other Strategic Partners Fund.

MFSP2002C1

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   The following information is added to the section of each Strategic Partners
Fund Prospectus entitled 'Risk/Return Summary--Fees and Expenses--Example:'

   This example will help you compare the cost of investing in Class C shares of the Strategic Partners Funds during the Limited Offer with the cost of investing in other mutual funds.

   The example assumes that you invest $10,000 in each Strategic Partners Fund's Class C shares for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Class C shares of each Strategic Partners Fund available through the Limited Offer remain the same, except for any distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

    Strategic Partners Fund            1YR*       3 YRS     5 YRS     10 YRS
--------------------------------   ------------   ------    ------    ------
Conservative Growth                 $350 ($250)   $  770    $1,316    $2,806
Moderate Growth                     $332 ($232)   $  715    $1,225    $2,626
High Growth                         $342 ($242)   $  745    $1,275    $2,726
Focused Growth                      $335 ($235)   $  724    $1,240    $2,656
New Era Growth                      $342 ($242)   $  745    $1,275    $2,726
Focused Value                       $317 ($217)   $  670    $1,149    $2,472
Large Capitalization Growth         $312 ($212)   $  655    $1,124    $2,421
Large Capitalization Value          $338 ($238)   $  783    $1,354    $2,907
Small Capitalization Growth         $363 ($263)   $  924    $1,610    $3,437
Small Capitalization Value          $373 ($273)   $  942    $1,634    $3,478
International Equity                $378 ($278)   $1,007    $1,757    $3,733
Total Return Bond                   $258 ($158)   $  607    $1,083    $2,397
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* Because Class C shares are subject to a contingent deferred sales charge
  (CDSC) of 1% on shares sold within 18 months after purchase, the amount in parentheses represents your expenses on the same investment if you do not sell your shares during the first year after purchase. Because no CDSC applies after 18 months, there is no difference in expenses for shares whether or not they are sold after being held for three, five or ten years.

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   The information in this Supplement supersedes any contrary information that may be contained either in the Prospectuses to which this Supplement relates or in the SAIs that correspond to these Funds. The information in this Supplement relates to the following prospectuses and SAIs:

Fund Name                                          Date of Prospectus/SAI
-------------------------------------------        -----------------------
Strategic Partners Asset Allocation Funds.....     October 1, 2001
  Strategic Partners Conservative Growth Fund
  Strategic Partners Moderate Growth Fund
  Strategic Partners High Growth Fund
Strategic Partners Opportunity Funds
  Strategic Partners Focused Growth Fund......     April 27, 2001
  Strategic Partners New Era Growth Fund......     April 27, 2001
  Strategic Partners Focused Value Fund.......     February 13, 2001
Strategic Partners Style Specific Funds.......     October 1, 2001
  Strategic Partners Large Capitalization
    Growth Fund
  Strategic Partners Large Capitalization
    Value Fund
  Strategic Partners Small Capitalization
    Growth Fund
  Strategic Partners Small Capitalization
    Value Fund
  Strategic Partners International Equity Fund
  Strategic Partners Total Return Bond Fund